Exhibit 99.1

Investors:               David Gennarelli, david.gennarelli@autodesk.com, 415-507-6033

Press:                      Greg Eden, greg.eden@autodesk.com, 415-547-2135

AUTODESK REPORTS 11 PERCENT FIRST QUARTER REVENUE GROWTH
GAAP EPS Increases 81%, Non-GAAP EPS Increases 38%
Increases Outlook for Fiscal 2012

SAN RAFAEL, Calif., May 19, 2011-- Autodesk, Inc. (NASDAQ: ADSK) today reported financial results for the first quarter of fiscal year 2012.

●	Revenue was $528 million, an increase of 11 percent compared to the first quarter of fiscal 2011.
●	GAAP operating margin was 15 percent, compared to 11 percent in the first quarter of fiscal 2011.
●	Non-GAAP operating margin was 23 percent, compared to 20 percent in the first quarter of fiscal 2011. A reconciliation of GAAP to non-GAAP results is provided in the accompanying tables.
●	GAAP diluted earnings per share were $0.29, compared to $0.16 in the first quarter of fiscal 2011.
●	Non-GAAP diluted earnings per share were $0.40, compared to $0.29 in the first quarter of fiscal 2011 and $0.35 in the fourth quarter of fiscal 2011.
●	Cash flow from operating activities was $128 million, compared to $139 million in the first quarter of fiscal 2011 and $176 million in the fourth quarter of fiscal 2011.

“Strong demand for manufacturing, horizontal design products, suites, and animation products, led to solid growth in the quarter,” said Carl Bass, Autodesk president and CEO.  “We launched our 2012 product line this quarter, including the new family of design and creation suites, and are pleased with the initial feedback we’re hearing from our partners and customers.  The first quarter was a solid start to our fiscal 2012 and we look to build on our momentum through the year.”

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First Quarter Operational Overview

EMEA revenue was $215 million, an increase of 8 percent compared to the first quarter last year as reported and 10 percent on a constant currency basis. Revenue in the Americas was $181 million, an increase of 13 percent compared to the first quarter last year. Revenue in Asia Pacific was $132 million, an increase of 15 percent compared to the first quarter last year as reported and 11 percent on a constant currency basis. Revenue from emerging economies was $77 million, an increase of 13 percent compared to the first quarter last year as reported and 13 percent on a constant currency basis.  Revenue from emerging economies represented 15 percent of total revenue in the first quarter.

All constant currency calculations remove the impact of foreign currency fluctuations and any gains or losses recorded to revenue within the current period as a result of Autodesk’s hedging program.

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Revenue from the Platform Solutions and Emerging Business segment was $211 million, an increase of 15 percent compared to the first quarter last year. Revenue from the Architecture, Engineering and Construction business segment was $141 million, an increase of 3 percent compared to the first quarter last year.  Revenue from the Manufacturing business segment was $123 million, an increase of 14 percent compared to the first quarter last year.  Revenue from the Media and Entertainment business segment was $53 million, an increase of 15 percent compared to the first quarter last year.

“The combination of solid revenue growth and continued focus on cost controls resulted in a strong increase in profitability and better than expected cash flow from operating activities,” said Mark Hawkins, Autodesk Executive Vice President, Chief Financial Officer.  “Over the past several quarters we have made steady improvement to our operating margin.  We are focused on driving further margin expansion while balancing investments in future growth opportunities.”

Business Outlook

The following statements are forward-looking statements that are based on current expectations and assumptions, and involve risks and uncertainties some of which are set forth below.

Second Quarter Fiscal 2012

Net revenue for the second quarter of fiscal 2012 is expected to be in the range of $530 million and $545 million.  GAAP earnings per diluted share are expected to be in the range of $0.25 and $0.29. Non-GAAP earnings per diluted share are expected to be in the range of $0.37 and $0.41 and exclude $0.08 related to stock-based compensation expense, and $0.04 for the amortization of acquisition related intangibles, net of tax.

Full Year Fiscal 2012

Net revenue for fiscal 2012 is expected to increase by approximately 12 percent compared to fiscal 2011.  Autodesk anticipates fiscal 2012 GAAP and non-GAAP operating margins to increase by at least 200 basis points compared to fiscal 2011.  Non-GAAP operating margin excludes approximately 60 basis points of restructuring charges, 20 basis points of amortization of acquisition related intangibles, and negative 50 basis points of stock-based compensation expense.

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Outlook assumes an effective tax rate of approximately 23 percent for GAAP results and approximately 25 percent for non-GAAP results.

Earnings Conference Call and Webcast

Autodesk will host its first quarter conference call today at 5:00 p.m. EDT. The live broadcast can be accessed at http://www.autodesk.com/investors. Supplemental financial information and prepared remarks for the conference call will be posted to the investor relations section of Autodesk’s website simultaneously with this press release.

NOTE: The prepared remarks will not be read on the conference call.  The conference call will include only brief remarks followed by questions and answers.

A replay of the broadcast will be available at 7:00 pm EDT at http://www.autodesk.com/investors. This replay will be maintained on Autodesk’s website for at least 12 months.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements in the paragraphs under “Business Outlook” above, statements regarding anticipated market, product and revenue trends, revenue, margin, earnings and cash flow improvement, and other statements regarding our expected strategies, market and products positions, performance, and results.  There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including:  general market, economic and business conditions, our performance in particular geographies, including emerging economies, failure to maintain cost reductions and productivity increases or otherwise control our expenses, slowing momentum in maintenance billings or revenues, failure to successfully expand adoption of our products, failure to successfully incorporate sales of products suites into our overall sales strategy, difficulties encountered in integrating new or acquired businesses and technologies, the inability to identify and realize the anticipated benefits of acquisitions, the financial and business condition of our reseller and distribution channels, fluctuation in foreign currency exchange rates, the success of our foreign currency hedging program, failure to achieve sufficient sell-through in our channels for new or existing products, pricing pressure, unexpected fluctuations in our tax rate, the timing and degree of expected investments in growth and efficiency opportunities, changes in the timing of product releases and retirements, failure of key new applications to achieve anticipated levels of customer acceptance, failure to achieve continued success in technology advancements, interruptions or terminations in the business of Autodesk consultants, the expense and impact of legal or regulatory proceedings, and any unanticipated accounting charges.

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Further information on potential factors that could affect the financial results of Autodesk are included in Autodesk’s report on Form 10-K for the year ended January 31, 2011, which is on file with the U.S. Securities and Exchange Commission.  Autodesk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Autodesk

Autodesk, Inc., is a leader in 3D design, engineering and entertainment software. Customers across the manufacturing, architecture, building, construction, and media and entertainment industries – including the last 15 Academy Award winners for Best Visual Effects – use Autodesk software to design, visualize, and simulate their ideas. Since its introduction of AutoCAD software in 1982, Autodesk continues to develop the broadest portfolio of state-of-the-art software for global markets. For additional information about Autodesk, visit www.autodesk.com.

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Autodesk and AutoCAD are registered trademarks or trademarks of Autodesk, Inc., and/or its subsidiaries and/or affiliates in the USA and/or other countries. Academy Award is a registered trademark of the Academy of Motion Picture Arts and Sciences. All other brand names, product names, or trademarks belong to their respective holders. Autodesk reserves the right to alter product and service offerings, and specifications and pricing at any time without notice, and is not responsible for typographical or graphical errors that may appear in this document.

© 2011 Autodesk, Inc. All rights reserved.

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Autodesk, Inc.
Condensed Consolidated Statements of Operations
(In millions, except per share data)

	Three Months Ended
	April 30,
	2011	2010
	(Unaudited)
Net revenue:
License and other	$323.0	$279.8

Maintenance	205.3	194.8

Total net revenue	528.3	474.6

Cost of revenue:
Cost of license and other revenue	42.6	41.2

Cost of maintenance revenue	12.0	10.1

Total cost of revenue	54.6	51.3

Gross profit	473.7	423.3

Operating expenses:

Marketing and sales	201.9	186.5

Research and development	136.6	127.2

General and administrative	56.6	51.7

Restructuring charges	-	7.1

Total operating expenses	395.1	372.5

Income from operations	78.6	50.8

Interest and other income, net	5.9	(3.4)

Income before income taxes	84.5	47.4

Provision for income taxes	(15.2)	(10.5)

Net income	$69.3	$36.9

Basic net income per share	$0.30	$0.16

Diluted net income per share	$0.29	$0.16

Shares used in computing basic
net income per share	228.2	229.0

Shares used in computing diluted
net income per share	237.1	234.6

Autodesk, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	April 30,	January 31,
	2011	2011
	(Unaudited)

ASSETS:

Current assets:
Cash and cash equivalents	$1,091.4	$1,075.1
Marketable securities	258.4	199.2
Accounts receivable, net	271.0	318.4
Deferred income taxes	39.1	56.8
Prepaid expenses and other current assets	72.5	64.8
Total current assets	1,732.4	1,714.3

Marketable securities	175.9	192.6
Computer equipment, software, furniture and leasehold improvements, net	99.8	84.5
Purchased technologies, net	62.8	57.2
Goodwill	605.7	554.1
Deferred income taxes, net	102.7	90.7
Other assets	122.9	94.2
	$2,902.2	$2,787.6

LIABILITIES AND STOCKHOLDERS' EQUITY:

Current liabilities:
Accounts payable	$101.7	$76.8
Accrued compensation	106.0	193.1
Accrued income taxes	24.2	28.6
Deferred revenue	518.9	496.2
Other accrued liabilities	68.7	75.1
Total current liabilities	819.5	869.8

Deferred revenue	103.5	91.7
Long term income taxes payable	144.0	139.1
Other liabilities	84.0	77.7

Commitments and contingencies

Stockholders' equity:
Preferred stock	-	-
Common stock and additional paid-in capital	1,363.5	1,267.2
Accumulated other comprehensive income (loss)	4.8	(0.6)
Retained earnings	382.9	342.7
Total stockholders' equity	1,751.2	1,609.3
	$2,902.2	$2,787.6

Autodesk, Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)
	Three Months Ended
	April 30,
	2011	2010
	(Unaudited)

Operating activities:
Net income	$69.3	$36.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24.5	26.7
Stock-based compensation expense	25.9	24.3
Restructuring charges, net	-	7.1
Changes in operating assets and liabilities,
net of business combinations	8.7	44.1
Net cash provided by operating activities	128.4	139.1

Investing activities:
Purchases of marketable securities	(169.7)	(134.5)
Sales of marketable securities	34.6	29.7
Maturities of marketable securities	96.5	94.1
Capital expenditures	(23.4)	(5.8)
Business combinations, net of cash acquired	(76.2)	-
Other investing activities	(14.5)	-
Net cash used in investing activities	(152.7)	(16.5)

Financing activities:
Proceeds from issuance of common stock, net of issuance costs	111.3	36.2
Repurchases of common stock	(68.6)	(58.8)
Net cash provided by (used in) financing activities	42.7	(22.6)

Effect of exchange rate changes on cash and cash equivalents	(2.1)	(0.6)

Net increase in cash and cash equivalents	16.3	99.4
Cash and cash equivalents at beginning of fiscal year	1,075.1	838.7
Cash and cash equivalents at end of period	$1,091.4	$938.1

Autodesk, Inc.
Reconciliation of GAAP financial measures to non-GAAP financial measures
(In millions, except per share data)

To supplement our consolidated financial statements presented on a GAAP basis, Autodesk provides investors with certain non-GAAP measures including non-GAAP net income, non-GAAP net income per share, non-GAAP cost of license and other revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations and non-GAAP provision for income taxes.  These non-GAAP financial measures are adjusted to exclude certain costs, expenses, gains and losses, including stock-based compensation expense,  amortization of purchased intangibles, restructuring charges, discrete tax provision items and related income tax expenses.  See our reconciliation of GAAP financial measures to non-GAAP financial measures herein.  We believe these exclusions are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future, as well as to facilitate comparisons with our historical operating results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of Autodesk's underlying operational results and trends and our marketplace performance.  For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside our core operating results.  In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.  The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States.  Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

The following table shows Autodesk's non-GAAP results reconciled to GAAP results included in this release.

	Three Months Ended
	April 30,
	2011	2010
	(Unaudited)

GAAP cost of license and other revenue	$42.6	$41.2
Stock-based compensation expense	(0.9)	(0.8)
Amortization of developed technology	(8.1)	(7.7)
Non-GAAP cost of license and other revenue	$33.6	$32.7

GAAP gross profit	$473.7	$423.3
Stock-based compensation expense	0.9	0.8
Amortization of developed technology	8.1	7.7
Non-GAAP gross profit	$482.7	$431.8

GAAP marketing and sales	$201.9	$186.5
Stock-based compensation expense	(11.8)	(10.6)
Non-GAAP marketing and sales	$190.1	$175.9

GAAP research and development	$136.6	$127.2
Stock-based compensation expense	(8.9)	(8.3)
Non-GAAP research and development	$127.7	$118.9

GAAP general and administrative	$56.6	$51.7
Stock-based compensation expense	(4.3)	(4.6)
Amortization of customer relationships and trade names	(6.5)	(6.2)
Non-GAAP general and administrative	$45.8	$40.9

GAAP restructuring charges	$-	$7.1
Restructuring charges	-	(7.1)
Non-GAAP restructuring charges	$-	$-

GAAP operating expenses	$395.1	$372.5
Stock-based compensation expense	(25.0)	(23.5)
Amortization of customer relationships and trade names	(6.5)	(6.2)
Restructuring charges	-	(7.1)
Non-GAAP operating expenses	$363.6	$335.7

GAAP income from operations	$78.6	$50.8
Stock-based compensation expense	25.9	24.3
Amortization of developed technology	8.1	7.7
Amortization of customer relationships and trade names	6.5	6.2
Restructuring charges	-	7.1
Non-GAAP income from operations	$119.1	$96.1

GAAP provision for income taxes	$(15.2)	$(10.5)
Discrete GAAP tax provision items (1)	(4.1)	(1.8)
Income tax effect of non-GAAP adjustments	(12.0)	(12.7)
Non-GAAP provision for income tax	$(31.3)	$(25.0)

GAAP net income	$69.3	$36.9
Stock-based compensation expense	25.9	24.3
Amortization of developed technology	8.1	7.7
Amortization of customer relationships and trade names	6.5	6.2
Restructuring charges	-	7.1
Discrete GAAP tax provision items (1)	(4.1)	(1.8)
Income tax effect of non-GAAP adjustments	(12.0)	(12.7)
Non-GAAP net income	$93.7	$67.7

GAAP diluted net income per share	$0.29	$0.16
Stock-based compensation expense	0.11	0.10
Amortization of developed technology	0.03	0.03
Amortization of customer relationships and trade names	0.03	0.03
Restructuring charges	-	0.03
Discrete GAAP tax provision items (1)	(0.02)	(0.01)
Income tax effect of non-GAAP adjustments	(0.04)	(0.05)
Non-GAAP diluted net income per share	$0.40	$0.29

(1) Effective in the second quarter of fiscal 2011, Autodesk began excluding certain discrete GAAP tax provision items for purposes of its non-GAAP financial measures. Prior period non-GAAP income tax expense amounts have been revised to conform to the current period presentation.

Other Supplemental Financial Information(a)
Fiscal Year 2012	QTR 1	QTR 2	QTR 3	QTR 4	YTD 2012
Financial Statistics ($ in millions, except per share data):
Total Net Revenue	$528				$528
License and Other Revenue	$323				$323
Maintenance Revenue	$205				$205

GAAP Gross Margin	90%				90%
Non-GAAP Gross Margin (1)(2)	91%				91%

GAAP Operating Expenses	$395				$395
GAAP Operating Margin	15%				15%
GAAP Net Income	$69				$69
GAAP Diluted Net Income Per Share	$0.29				$0.29

Non-GAAP Operating Expenses (1)(3)	$364				$364
Non-GAAP Operating Margin (1)(4)	23%				23%
Non-GAAP Net Income (1)(5)	$94				$94
Non-GAAP Diluted Net Income Per Share (1)(6)	$0.40				$0.40

Total Cash and Marketable Securities	$1,526				$1,526
Days Sales Outstanding	47				47
Capital Expenditures	$23				$23
Cash Flow from Operating Activities	$128				$128
GAAP Depreciation and Amortization	$25				$25

Deferred Maintenance Revenue Balance	$543				$543

Revenue by Geography (in millions):
Americas	$181				$181
Europe, Middle East and Africa	$215				$215
Asia Pacific	$132				$132

Revenue by Segment (in millions):
Platform Solutions and Emerging Business	$211				$211
Architecture, Engineering and Construction	$141				$141
Manufacturing	$123				$123
Media and Entertainment	$53				$53

Other Revenue Statistics:
% of Total Rev from Flagship Revenue	61%				61%
% of Total Rev Suites Revenue	23%				23%
% of Total Rev New and Adjacent Revenue	15%				15%
% of Total Rev from AutoCAD and AutoCAD LT	37%				37%
% of Total Rev from Emerging Economies	15%				15%
Upgrade and Crossgrade Revenue (in millions)	$53				$53

Favorable (Unfavorable) Impact of U.S. Dollar Translation Relative to Foreign
Currencies Compared to Comparable Prior Year Period (b) (in millions):
FX Impact on Total Net Revenue	$2				$2
FX Impact on Cost of Revenue and Total Operating Expenses	$(10)				$(10)
FX Impact on Operating Income	$(8)				$(8)

Gross Margin by Segment (in millions):
Platform Solutions and Emerging Business	$199				$199
Architecture, Engineering and Construction	$128				$128
Manufacturing	$113				$113
Media and Entertainment	$43				$43
Unallocated amounts	$(9)				$(9)

Common Stock Statistics (in millions):
Common Shares Outstanding	230.5				230.5
Fully Diluted Weighted Average Shares Outstanding	237.1				237.1
Shares Repurchased	1.7				1.7

Installed Base Statistics:
Maintenance Installed Base	3,004,000				3,004,000

(a) Totals may not agree with the sum of the components due to rounding.
(b) Includes favorable (unfavorable) revenue impact from Autodesk's hedging program during the fiscal quarter.

(1) To supplement our consolidated financial statements presented on a GAAP basis, Autodesk provides investors with certain non-GAAP measures including non-GAAP net income, non-GAAP net income per share, non-GAAP cost of license and other revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP total spend, non-GAAP income from operations and non-GAAP provision for income taxes.  These non-GAAP financial measures are adjusted to exclude certain costs, expenses, gains and losses, including stock-based compensation expense, restructuring charges, amortization of purchased intangibles and related income tax expenses.  See our reconciliation of GAAP financial measures to non-GAAP financial measures herein.  We believe these exclusions are appropriate to enhance an overall  understanding of our past financial performance and also our prospects for the future, as well as to facilitate comparisons with our historical operating results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of Autodesk's underlying operational results and trends and our marketplace performance.  For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside our core operating results.  In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.  The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States.  Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying Autodesk's press release.

	QTR 1	QTR 2	QTR 3	QTR 4	YTD 2012
(2) GAAP Gross Margin	90%				90%
Stock-based compensation expense	0%				0%
Amortization of developed technology	1%				1%
Non-GAAP Gross Margin	91%				91%

(3) GAAP Operating Expenses	$395				$395
Stock-based compensation expense	(25)				(25)
Amortization of customer relationships and trade names	(7)				(7)
Non-GAAP Operating Expenses	$364				$364

(4) GAAP Operating Margin	15%				15%
Stock-based compensation expense	5%				5%
Amortization of developed technology	2%				2%
Amortization of customer relationships and trade names	1%				1%
Non-GAAP Operating Margin	23%				23%

(5) GAAP Net Income	$69				$69
Stock-based compensation expense	26				26
Amortization of developed technology	8				8
Amortization of customer relationships and trade names	7				7
Discrete GAAP tax provision items	(4)				(4)
Income tax effect of non-GAAP adjustments	(12)				(12)
Non-GAAP Net Income	$94				$94

(6) GAAP Diluted Net Income Per Share	$0.29				$0.29
Stock-based compensation expense	0.11				0.11
Amortization of developed technology	0.03				0.03
Amortization of customer relationships and trade names	0.03				0.03
Discrete GAAP tax provision items	(0.02)				(0.02)
Income tax effect of non-GAAP adjustments	(0.04)				(0.04)
Non-GAAP Diluted Net Income Per Share	$0.40				$0.40